DERIVATIVE INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of fair value of derivative instruments
The following table details the fair value of derivative instruments in the consolidated balance sheet:

		Fair value of derivative instruments
		December 31,
		2018	2017
Derivative:
Foreign exchange forward contracts / options (1)	Other current assets (liabilities)	$(320)	$170

(1)
To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flow hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses. The forward contracts are expected to occur at various dates within the following twelve months.